# Sino Clean Energy, Inc.



www.sinocei.net



Investor Presentation

September 29, 2009

# Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the coal industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

# Sino Clean Energy location


Russia
Mongolia
China
Sino Clean Energy
Lake Baikal
Lake Balkhash
Hailar
Qiqihar
Harbin
Changchun
Shenyang
North Korea
South Korea
Beijing
Hohhot
Tianjin
Dalian
Shijiazhuang
Yantai
Taiyuan
Jinan
Qingdao
Lianyungang
Yinchuan
Xining
Lanzhou
Xi'an
Zhengzhou
Nanjing
Shanghai
Hefei
Wuhan
Hangzhou
Nanchang
Fuzhou
Guiyang
Kunming
Guangzhou
Nanning
Hong Kong
Macau
Xiamen
Taiwan
Kao hsiung
Yellow Sea
East China Sea
South China Sea
Urumqi
Karamay
Burqin
Yining
Kashi
Yumen
Golmud
Shiquanhe
Lhasa
Nepal
Bhutan
Bangladesh
India
Bay of Bengal
Myanmar (Burma)
Laos
Vietnam
Thailand
Zhanjiang
Haikou
Hainan
Philippines
Luzon

Company's location



Company's manufacturing facility (planned)

# Company Overview

- Traded on OTCBB, a Nevada company, operating through controlled entity in China, Suo'ang Biological Science & Technology Co., Ltd.
- Founded in 2002, and started coal-water-mixture operations in 2006
- Headquartered in Xi'An, the center of northwest China, with production facility based in Tongchuan, about 60 km from Xi'An
- Focus on coal-water-mixture production and sales, production engineering, and technical services
- The first and the largest company to produce coal-water-mixture in northwest China
- Current capacity is 350,000 MT per year, expandable to 1,000,000 MT per year in current site
- 68 employees, including 12 technical staff, 4 senior engineers, 10 salespersons and 9 administrative staff

# Corporate History

| | |
|---|---|
| 8/2002 | Mr. Ren, current chairman/CEO, founded the company |
| 4/2004 | Started coal-water-mixture (CWM) research & planning |
| 4/2006 | Started building coal-water-mixture (CWM) operation |
| 12/2006 | Became public through reverse merger |
| 7/2007 | Started producing CWM, annual capacity 100,000 MT |
| 9/2008 | Raised capital of $1,330,650 |
| 3/2009 | Increased production capacity to 350,000 MT |
| 7/2009 | Raised $11.6 million through a PIPE transaction |
| 9/2009 | Appointed new board director, completed legal restructure from V.I.E. |

# Select Financials

| | |
|---|---|
| OTC BB Symbol | SCLX |
| Fiscal Year Ending | December 31 |
| Recent Price (09/22/09) | $0.40 |
| Basic Shares Outstanding* | 108.0 M |
| Float | 65.7 M |
| Market Capitalization | $40.5 M |
| Management Ownership* | 32.4% |
| Revenue (ttm**) | $23.95 M |
| Oper. Income (ttm**) | $6.57 M |
| Price/Sales 2009E | 1.01X |
| P/E 2009E | 4.05X |

**Does not include 61 million shares underlying $11.6 million convertible notes, plus warrants to purchase up to 30.5 million shares of common stock at strike price of $0.285.*

*** Trailing twelve months, ending June 2009.*

# Coal Powering China's Economy



Coal and Total Energy Consumption
(China)
10,000 tons of SCE
250,000
200,000
150,000
100,000
50,000
0
1980
1985
1990
1995
2000
2005
Year
Total Energy Consumption
Coal Consumption



% of Total Energy Consumption
(China)
100%
80%
60%
40%
20%
0%
1980
1985
1990
1995
2000
2005
Year
Coal
Crude Oil
Natural Gas
Hydro/Nuclear/Wind-power

*Souce: National Bureau of Statistics of China "China Statistics yearbook".*

# Global warming is mainly the result of CO2 levels rising in the Earth's atmosphere ........







# CWM – Cleaner and Cheaper Coal



- Coal water mixture (CWM) is made approximately 71% of coal, 29% of water, and less than 1% of chemical catalyst

- Compared to coal, on average, CWM increases the burning efficiency by 22.5%, reduces air pollution by 75%, reduces coal consumption by 36.8%, and reduces cost by about 4-5% in coal material for end users, while generating approximately 33% gross profit margin for the producer *

- CWM can be used in all kinds of industrial boilers, industrial stoves, station boilers, and civil boilers after conversion as cleaner and cheaper fuel source

** Refer to the next 2 pages for details*

# CWM Reduces Cost and Coal Consumption

| Cost comparison | Washed coal | CWM | Natural gas | Diesel oil | Electricity |
|---|---|---|---|---|---|
| Market price of fuel (RMB) | 650/mt | 700/mt | 1.96/cm | 5000/mt | 0.49/degree |
| Boiler efficiency * | 65% | 84% | 90% | 86% | 95% |
| Burning efficiency * | 80% | 98% | 99% | 99% | 100% |
| Intrinsic Energy ** | 6,428 kc/kg | 4,500 kc/kg | 8,000 kc/cm | 10,000 kc/kg | 860 kc/degree |
| **End user cost** (RMB per mega calories) | **0.197** | **0.189** | **0.27** | **0.59** | **0.60** |
| Coal (kg) used for every mega calories | 0.303 | 0.192 | - | - | - |
| Coal consumption saving % | | 36.8% | | | |

** Data source: Industrial Boilers and Environment Protection Product Quality Testing Center, Ministry of Mechnical Industry, State Environment Protection Bureau, 2000*

*** Assuming CWM consists of 71% washed coal.*

# CWM Reduces Air Pollution







| Pollution Comparison | Pollution (kg/h) from Burning Coal | Pollution (kg/h) from Burning CWM | Pollution Reduction % |
|---|---|---|---|
| **Smoke & dust** | **0.61** | **0.28** | **54.1%** |
| **SO2** | **4.90** | **1.10** | **77.6%** |
| **Total** | **5.51** | **1.38** | **75.0%** |

*Data source: Qingdao Environmental Protection Testing Center and Tongchuan Environmental Protection Testing Center on 2 boilers with equivalent capacity*

# CWM Market in China

- China's CWM plants have mostly been small-scale, with annual production from 50,000 MT to 500,000 MT *

- In Shaanxi province, CWM industry is beginning to develop, and its market potential is more than 15.2 million MT per annum **

- Strong demand growth has been driven by CWM energy efficiency and pollution reduction, and recently by government policies and monetary incentives

** Data source: China CWM Industry Research Report 2008-2009, China Market Research Center, 2009.*

*** Assuming the CWM market adoption is 15%.*

# Growing CWM Industry in China



| Company name | Location | Annual production capacity (mt) | Revenue ($ in thousand) |
|---|---|---|---|
| Beijing Yanshan Petroleum Chemical<br>中国石化集团北京燕山石油化工 | Beijing | 5,000,000 | 512,058 |
| Shandong Hualu Hengshen Group<br>山东华鲁恒升集团 | Shandong | 3,000,000 | 313,199 |
| Maomin Clean Energy CWM Ltd.<br>茂名洁能水煤浆有限公司 | Guangdong | 200,000 | 16,335 |
| Zhaozhuang Maoyi CWM Power Plant Ltd.<br>枣庄八一水煤浆热电有限责任公司 | Shandong | 150,000 | 15,221 |
| Shengli Oil Huaxin Energy Ltd.<br>胜利油田华新能源有限责任公司 | Shandong | 150,000 | 10,326 |
| Foshan Sanshui Zhengye CWM Factory<br>佛山市三水振业水煤浆厂 | Guangdong | 130,000 | 9,944 |
| Zhaozhuang Zhenxin Clean Fuel Ltd.<br>枣庄正信洁净燃料有限公司 | Shandong | 100,000 | 7,211 |
| Shandong Baiyanghe Eletricity Corp.<br>山东白杨河电力实业总公司 | Shandong | 100,000 | 6,666 |
| Daqing Shengtai Clean Coal Ltd.<br>大庆盛泰洁净煤燃料有限公司 | Heilongjiang | 100,000 | 4,912 |
| Datong Huihai CWM Ltd.<br>大同汇海水煤浆有限责任公司 | Shanxi | 100,000 | 3,810 |

*Data source: China CWM Industry Research Report 2008-2009, China Market Research Center, 2009*

*The financial data is for year 2007 based on Chinese accounting standard.*

# Production Facility and Expansion

| Facility | Annual Production Capacity | Status |
|---|---|---|
| Production Line 1 | 100,000 | Started operation in June 2006 |
| Production Line 2 | 250,000 | Started operation in March 2009 |
| Production Line 3 | 250,000 | To start operation in November 2009 |
| Production Line 4 | 250,000 | To start operation in February 2010 |

*The company's production capacity will reach 850,000 metric tons by February 2010.*

# Targeted Market in Shaanxi

## Tongchuan

- An important industrial city in Shaanxi, with population close to 1 million
- Currently 28 industrial and residential users, consumed 130,000 metric tons of CWM in 2008
- The city plans to build 3 centralized heat-supply stations using coal water mixture during 2008-2010
- By 2010, CWM annual demand is expected to reach 1 million metric tons for industrial use and for residential heat supply, assuming 30% CWM adoption rate

## Xi'An

- Capital city of Shaanxi province, with 8.3 million population, and GDP 2008 of $21.9 billion RMB
- CWM demand forecast is 7,440,000 metric tons per annum, assuming 20% CWM market adoption rate

# Customers

- CWM is sold and distributed directly to customers.
- Company currently has 29 customers and all of them are in Shaanxi province.
- Top 5 customers collectively accounted for approximately 36% of total sales in first half 2009.
- Number of customers increased from 13 in June 2008 to 29 in September 2009.
- Company partners with Qingdao Haizhong Industry Inc. to sell its boilers that are compatible with Company's CWM – promote its CWM and receives commission for sales of Haizhong's boilers.

# Market Opportunity and CWM Policies

- Many provincial and municipal governments in China have announced regulations to promote and enforce usage of CWM and other clean energy
- Government is providing subsidiary to CWM adopters
- China's 9th 5-Year-Plan supports development of clean coal technologies, promotion of CWM and other clean energy applications
- President Hu Jintao pledges to curb carbon dioxide emissions by a notable margin at UN summit

# Company Highlights

- Strong industry expertise and technology-know-how (formula), with proprietary processing techniques for different types of coal
- Exclusivity in patented sonic-energy production line in northwest China
- Resource (location) intensive, and first-mover advantage with scalable and replicable business model
- Regional market, long-term customers
- Seasoned management and industry expert team

# Management Team

| | |
|---|---|
| **CEO** | **Baowen Ren**, 39, certified economic engineer, and titled "Shaanxi Top 100 Entrepreneur". He was president of Shaanxi Lanchao Group prior to founding Sino Clean Energy. Mr. Ren has Business Management degree from Hanzhong Normal University. |
| **CFO** | **Hon Wan Chan**, 48, joined company in 12/2008. Served as the Business Director for Texwood Group from 2006 to 2008. He was Chief Financial Officer of South China Media Group from 2005 to 2006. Has master's degree in accounting from Hong Kong Polytechnic University, and bachelor's degree in economics from Macquarie University in Australia. |
| **COO** (China operations) | **Peng Zhou**, 40, graduate of Shaanxi Institute of Finance. He has managed operations in diversified industries including finance, media, foreign trade, real estate and hydropower plant development prior to joining Sino Clean Energy in 2002. He is expert in coal resources of west China, CWM technology and market in China. |

# Growth Strategy

## Capacity Expansion

Increase capacity from current 350 thousand metric tons to 1 million metric tons per annum by 2010 through organic growth, and reach 5 million metric tons per annum by 2012 through selective acquisitions, to meet market demand in Greater Xi'An area as well as in other regions.

## Vertical Integration

Partner with Tongchuan municipal government to build and operate 3 utility stations using company's CWM, covering residential heating needs of Tongchuan.

# Revenue and Incomes

| Income Statement ($ in thousands) | 1st Half 2009 | 1st Half 2008 | Increase/ (Decrease) | 2008 | 2007 | Increase/ (Decrease) |
|---|---|---|---|---|---|---|
| Revenues | 15,902 | 5,736 | 177.2% | 13,785 | 2,803 | 391.8% |
| Cost of revenues | 10,883 | 3,930 | 176.9% | 9,267 | 1,786 | 418.9% |
| Gross profit | 5,018 | 1,806 | 177.9% | 4,518 | 1,017 | 344.2% |
| *Gross profit margin* | 31.6% | 31.5% | 0.3% | 32.8% | 36.3% | -9.7% |
| SG&A | 987 | 391 | 152.4% | 568 | 654 | -13.1% |
| **Income from operation** | **4,031** | **1,415** | **184.9%** | **3,950** | **363** | **988.2%** |
| Other income (expense) | (1,331) | 296 | -549.7% | (493) | 957 | -151.5% |
| Income before income tax & noncontrolling interest | 2,700 | 1,711 | 57.8% | 3,457 | 1,320 | 161.9% |
| Provision for income taxes | 593 | 25 | 2272.0% | 105 | 60 | 75.0% |
| Income attributable to noncontrolling interest | - | (351) | -100,0% | (352) | (243) | 44.9% |
| Net income | 2,107 | 1,335 | 57.8% | 3,000 | 1,017 | 195. 0% |
| *Net profit margin* | 13.2% | 23.3% | 43.3% | 21.8% | 36.3% | -39.9% |

# Revenue , Gross Profit and Income From Operation Growth



$USMillions
20
15
10
5
0
3
1
0
14
5
4
6
2
1
16
5
4
2007
2008
1st Half 2008
1st Half 2009
Revenues
Gross profit
Income from operation

# Summary Balance Sheet

| Balance Sheet ($ in thousands) | 6/30/09 | 12/31/08 |
|---|---|---|
| Assets | | |
| Cash and cash equivalents* | 9,351 | 3,914 |
| Accounts receivable | 2,113 | 899 |
| Inventory | 212 | 45 |
| Prepaid inventories | 1,177 | 1,996 |
| Total current assets | 12,943 | 7,876 |
| Property and equipment, net | 8,704 | 9,394 |
| Land use right – non current portion | 1,785 | 1,804 |
| Total non-current assets | 12,306 | 13,229 |
| Total assets | 25,249 | 21,105 |
| Liabilities & Shareholders' Equity | | |
| Account payable and accrued expenses | 1,463 | 1,004 |
| Fair value of warrants and embedded conversion feature | 4,801 | - |
| Total Current Liabilities | 7,632 | 2,159 |
| Long-term liabilities | -- | -- |
| Total Liabilities | 7,632 | 2,159 |
| Total Stockholders' Equity | 17,616 | 18,946 |
| Total Liabilities & Equity | 25,249 | 21,105 |

** Excluding recent financing of $11.6 million*

# Investment Highlights



- Emerging growth CWM market in northwest China
- Strong government policy and incentives for use of CWM
- Strong industry expertise and technology-know-how (formula), with proprietary processing techniques for different types of coal
- Exclusivity in patented sonic-energy production line in northwest China
- Resource (location) intensive, and first-mover advantage with scalable and replicable business model
- One top CWM producer in China and fast expanding
- Seasoned management and industry expert team


Thank You !
www.sinocei.com